Exhibit 21.1

Subsidiaries of Viacom Inc.

(as of January 31, 2007)

Domestic

Subsidiary Name	Place of Incorporation or Organization
$600/Hour Productions LLC	Delaware
365Gay LLC	Delaware
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware
5555 Communications Inc.	Delaware
Aardvark Productions, Inc.	Delaware
Acoustic Music, Inc.	Tennessee
Adoy LLC	Delaware
After School Productions Inc.	Delaware
AfterL.com LLC	Delaware
Air Realty Corporation	Delaware
Air Realty LLC	Delaware
All About Productions LLC	Delaware
Animated Productions Inc.	Delaware
Antics G.P. Inc.	Delaware
Artcraft Productions Inc.	Delaware
Atom Entertainment, Inc.	Delaware
Bardwire Inc.	Delaware
Benjamin Button Productions LLC	Louisiana
BET Acquisition Corp.	Delaware
BET Animations, LLC	Delaware
BET Arabesque, LLC	Delaware
BET Comic View II, LLC	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC.	Delaware
BET Event Productions, LLC	Delaware
BET Grilled, LLC	Delaware
BET Holdings LLC	Delaware
BET Innovations Publishing, Inc.	Delaware
BET Interactive, LLC	Delaware
BET International, Inc.	Delaware
BET Live From LA, LLC	Delaware
BET Live Production, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware

BET Pictures II, LLC	Delaware
BET Prime and Mike, LLC	Delaware
BET Productions II, Inc.	Delaware
BET Productions III, LLC	Delaware
BET Productions IV, LLC	Delaware
BET Publications, LLC	Delaware
BET Radio, L.L.C.	Delaware
BET Satellite Services, Inc.	Delaware
BET Services, Inc.	Delaware
BET Sheryl & Friends, LLC	Delaware
BET Television Productions, LLC	Delaware
BET The Way We Do It, LLC	Delaware
Beta Theatres Inc.	Delaware
Big Shows Inc.	Delaware
Black Entertainment Television LLC	District of Columbia
Blackout Productions Inc.	Delaware
Bling Productions Inc.	Delaware
Blue Sea Productions, Inc.	Delaware
Blue/White Productions Inc.	Delaware
BN Productions Inc.	Delaware
Box Italy LLC, The	Delaware
Box Worldwide LLC, The	Delaware
Caballero Acquisition Inc.	Delaware
California Holdings LLC	Delaware
CBS Cable Networks, Inc.	Delaware
Central Productions LLC	Delaware
Cinamerica Service Corporation	Delaware
Cloverleaf Productions Inc.	Delaware
CMT Productions Inc.	Delaware
Cocktails @ 4 Productions LLC	Delaware
College Publishing Inc.	Delaware
Columbus Circle Films LLC	Delaware
Comedy Partners	New York
Country Entertainment, Inc.	Delaware
Country Music Television, Inc.	Tennessee
Country Network Enterprises, Inc.	Delaware
Country Services Inc.	Delaware
country.com, Inc.	Delaware
Cradle of Life Productions LLC	Delaware
Creative Mix Inc.	Delaware
Danielle Productions LLC	Delaware
Daza Productions Inc.	Delaware
Delaware Blue Steel Inc.	New York
DIGICO Inc.	Delaware
Direct Court Productions, Inc.	Delaware
DreamWorks Distribution LLC	Delaware

DreamWorks Dramatic TV LLC	Delaware
DreamWorks Films LLC	Delaware
DreamWorks Finance LLC	Delaware
DreamWorks International Distribution LLC	Delaware
DreamWorks International Productions LLC	Delaware
DreamWorks Internet LLC	Delaware
DreamWorks L.L.C.	Delaware
DreamWorks Music Publishing LLC	Delaware
DreamWorks Music Publishing Nashville LLC	Delaware
DreamWorks Productions LLC	Delaware
DreamWorks Project Development LLC	Delaware
DreamWorks SKG TV LLC	Delaware
DreamWorks Television Animation LLC	Delaware
DreamWorks Television LLC	Delaware
DTE Films LLC	Delaware
DW Holdco LLC	Delaware
DW One Corp.	Delaware
DW Two Corp.	Delaware
DWTV Finance I LLC	Delaware
Eighth Century Corporation	Delaware
Emily Productions LLC	Delaware
Extreme Group Holdings Inc.	Delaware
Failure to Launch Productions LLC	Louisiana
Famous Music LLC	Delaware
Famous Orange Productions Inc.	Delaware
Festival Inc.	Delaware
Filmcraft Productions Inc.	Delaware
Future General Corporation	Delaware
Games Animation Inc.	Delaware
Games Productions Inc.	Delaware
GameTrailers Corp.	Delaware
GC Productions Inc.	Delaware
Gladiator Productions LLC	Delaware
Grace Productions LLC	Delaware
Gramps Company, Inc., The	Delaware
Hard Caliche LLC	New Mexico
Harmonix Music System, Inc.	Delaware
Hey Yeah Productions Inc.	Delaware
House of Yes Productions Inc.	Delaware
IFILM Corp.	Delaware
Imagine Radio, Inc.	California
International Overseas Film Services, Inc.	Delaware
International Overseas Productions, Inc.	California
Joseph Productions Inc.	Delaware
Ladies Man Productions USA Inc.	Delaware
Last Holiday Productions LLC	Louisiana

Little Boston Company Inc.	Delaware
Long Road Productions	Illinois
Longest Yard Productions Inc.	Delaware
Mad Production Trucking Company	Delaware
Magical Motion Pictures Inc.	Delaware
Magicam, Inc.	Delaware
Marathon Holdings Inc.	Delaware
Meadowlands Parkway Associates	New Jersey
Melange Pictures LLC	Delaware
Michaela Productions Inc.	Delaware
Mischief New Media Inc.	New York
MoonMan Productions Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia Development Company Inc.	Delaware
MTV Australia Inc.	Delaware
MTV DMS Inc.	Delaware
MTV Networks Europe	Delaware
MTV India Development Company Inc.	Delaware
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe Inc.	Delaware
MTV Networks Global Services Inc.	Delaware
MTV Networks Latin America Inc.	Delaware
MTV Networks on Campus Inc.	Delaware
MTV Networks Shopping Inc.	Delaware
MTV Networks South Africa Inc.	Delaware
MTV Russia Holdings Inc.	Delaware
MTV Songs Inc.	Delaware
MTVBVI Inc.	Delaware
MTVi Group, Inc., The	Delaware
MTVi Group, L.P., The	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Inc.	Delaware
MTVN Online Partner I Inc.	Delaware
MTVN Online Partner I LLC	Delaware
MTVN Shopping Inc.	Delaware
MTVN Video Hits Inc.	Delaware
Music By Nickelodeon Inc.	Delaware
Music By Video Inc.	Delaware
NeoPets, Inc.	Delaware
Netherlands Overseas Inc.	Delaware
Network Enterprises, Inc.	Delaware
Neutronium Inc.	Delaware
Newdon Productions	Delaware
Nick At Nite’s TV Land Retromercials Inc.	Delaware
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Australia Inc.	Delaware

Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon Global Network Ventures Inc.	Delaware
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Night Falls Productions Inc.	Delaware
NM Classics Inc.	Delaware
Noggin LLC	Delaware
Not Before 10am Productions Inc.	Delaware
NP Domains, Inc.	Delaware
NV International, Inc.	Georgia
O & W Corporation	Tennessee
One & Only Joint Venture, The	New York
On-Site Productions, Inc.	Delaware
Open Door Productions Inc.	Delaware
Outdoor Entertainment, Inc.	Tennessee
Pacific Productions LLC	Delaware
Paramount Canadian Productions, Inc.	Delaware
Paramount Digital Entertainment Inc.	Delaware
Paramount Films of Australia Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of Egypt, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Italy, Inc.	Delaware
Paramount Films of Lebanon, Inc.	Delaware
Paramount Films of Pakistan Ltd.	Delaware
Paramount Films of Southeast Asia Inc.	Delaware
Paramount Home Entertainment Inc.	Delaware
Paramount Images Inc.	Delaware
Paramount LAPTV Inc.	Delaware
Paramount Licensing Inc.	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Pictures Corporation	Delaware
Paramount Pictures Louisiana Production Investments II LLC	Louisiana
Paramount Pictures Louisiana Production Investments III LLC	Louisiana
Paramount Pictures Louisiana Production Investments LLC	Louisiana
Paramount Production Support Inc.	Delaware
Paramount Productions Service Corporation	Delaware
Paramount Worldwide Productions Inc.	Delaware
Park Court Productions, Inc.	Delaware
Peanut Worm Productions Inc.	Delaware
Peppercorn Productions, Inc.	Tennessee
Perfect Score Films Inc.	Delaware

Pet II Productions Inc.	Delaware
Pop Channel Productions Inc.	Delaware
Pop Culture Productions Inc.	Delaware
Pop Toons Inc.	Delaware
Premiere House, Inc.	Delaware
Prime Directive Productions Inc.	Delaware
PT Productions Inc.	Delaware
RateMyProfessors.com Inc.	Delaware
RateMyProfessors.com International Inc.	Delaware
Remote Productions Inc.	Delaware
Sammarnick Insurance Corporation	New York
Scarab Publishing Corporation	Delaware
SFI Song Company	Florida
Shirley Valentine Company Joint Venture, The	Delaware
SKG Louisiana LLC	Louisiana
SKG Music LLC	Delaware
SKG Music Nashville Inc.	Delaware
SKG Music Publishing LLC	Delaware
SKG Productions LLC	Louisiana
SonicNet L.L.C.	Delaware
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
State of Mind Inc.	Delaware
Stepdude Productions LLC	Louisiana
Superstar Productions USA Inc.	Delaware
Talent Court Productions, Inc.	Delaware
TC Productions Inc.	Delaware
Thinner Productions, Inc.	Delaware
Timeline Films Inc.	Delaware
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
TV Land Canada Holding Inc.	Delaware
Tunes By Nickelodeon Inc.	Delaware
UGJ Productions Inc.	Delaware
Untitled Productions II LLC	Delaware
Urge Prepaid Cards Inc.	Virginia
Uptown Productions Inc.	Delaware
Viacom Animation of Korea Inc.	Delaware
Viacom Asia Inc.	Delaware
Viacom Camden Lock Inc.	Delaware
Viacom Global Services Inc.	Delaware
Viacom Hearty HA! HA! LLC	Delaware
Viacom Holdings Germany LLC	Delaware
Viacom Inc.	Delaware
Viacom International Inc. Political Action Committee Corporation	Delaware

Viacom International Inc.	Delaware
Viacom International Services Inc.	Delaware
Viacom Netherlands Management LLC	Delaware
Viacom Networks Europe Inc.	Delaware
Viacom Notes Inc.	Delaware
Viacom Realty Corporation	Delaware
Viacom Receivables Funding I Corporation	Delaware
Viacom Receivables Funding V Corporation	Delaware
Viacom Songs Inc.	Delaware
Viacom Subsidiary Management Corp.	Delaware
Viacom Telecommunications (D.C.) Inc.	Delaware
Viacom Tunes Inc.	Delaware
WF Cinema Holdings, L.P.	Delaware
Wilshire Court Productions, LLC	Delaware
World Sports Enterprises	Tennessee
Worldwide Productions, Inc.	Delaware
Wuthering Heights, CA Productions Inc.	Delaware
Xfire, Inc.	Delaware
Zoo Films LLC	Delaware

International

Subsidiary Name	Place of Incorporation or Organization
24th Floor Inc.	Canada (Ontario)
On Second Thought Productions Inc.	Canada (British Columbia)
3085284 Nova Scotia Limited	Canada (Nova Scotia)
ATR Films Inc.	Canada (Ontario)
Bad Boys Production Music B.V.	Netherlands
Belhaven Limited	Bahamas
Biscondi Sdn Bld (in liquidation)	Malaysia
Blind Eye Productions Inc.	Canada (British Columbia)
Bronson Gate Film Management GmbH	Germany
Capital Equipment Leasing Limited	United Kingdom
Cent Productions Inc.	Canada (Ontario)
CIC Home Video GmbH (in liquidation)	Switzerland
CIC Video (Pty) Limited	South Africa
Cinematic Arts B.V.B.V.	Netherlands
CVV (Japan) B.V.	Netherlands
Dallington TV Limited	United Kingdom
Director’s Cuts Production Music Limited	United Kingdom
DreamWorks Distribution Canada Co.	Canada (Nova Scotia)
DTV Productions Inc.	Canada (Ontario)
DW (Netherlands) BV	Netherlands
DW Productions UK Limited	United Kingdom

e-tv Produktions-und Vermarktungs GmbH	Germany
Extreme Australia Pty Limited	Australia
Extreme Music Limited	United Kingdom
Extreme Music RMF Limited	United Kingdom
Extreme Musik GmbH	Germany
Famous Music Publishing France SARL	France
Famous Music Publishing Germany GmbH & Co KG	Germany
Famous Music Publishing Limited	United Kingdom
Famous Players International B.V.	Netherlands
Films Paramount S.A.	Netherlands
Four Brothers Films Inc.	Canada (Ontario)
Futa B.V.	Netherlands
Game One SAS	France
Global Film Distributors B.V.	Netherlands
Golden UIP Film Distributors Limited BV (in liquidation)	Netherlands
Greenland Place Music Limited	United Kingdom
Haverstraw Insurance Corporation Limited	Bermuda
High Command Productions Limited	United Kingdom
HTL Productions Inc.	Canada (Ontario)
PPG Holding 5 BV	Netherlands
Invisions Holding B.V.	Netherlands
Kindernet C.V.	Netherlands
Lisarb Holding B.V.	Netherlands
Maximum Attitude Musique SARL	France
MTV Asia LDC	Cayman Islands
MTV Asia Ownership One LDC	Cayman Islands
MTV Asia Ownership Two LDC	Cayman Islands
MTV Asia Ventures (India) Pte. Ltd	Mauritius
MTV Asia Ventures Co.	Cayman Islands
MTV Channel Espana SL	Spain
MTV Extra SAS	France
MTV Group Japan KK	Japan
MTV Hong Kong Limited	Hong Kong
MTVi Group Japan KK	Japan
MTV IMP Japan Inc.	Japan
MTV India LDC	Cayman Islands
MTV Japan KK	Japan
MTV Networks AB	Sweden
MTV Networks Africa (Proprietary) Limited	South Africa
MTV Networks Argentina SRL	Argentina
MTV Networks Australia Pty Limited	Australia
MTV Networks B.V.	Netherlands
MTV Networks Belgium BVBA	Belgium
MTV Networks de Mexico S. de R.L. de C.V.	Mexico
MTV Networks India Private Limited	India
MTV Networks Japan B.V.	Netherlands

MTV Networks Ltda (Portugal)	Portugal
MTV Networks New Zealand Ltd.	New Zealand
MTV Networks Polska B.V.	Netherlands
MTV Networks Polska Limited	United Kingdom
MTV Networks Polska Sp. zo.o	Poland
MTV Networks Polska VOF	Netherlands
MTV Networks Productions B.V.	Netherlands
MTV Networks SARL	France
MTV Radio Productions Limited	United Kingdom
MTV SA LDC	Cayman Islands
MTV Taiwan LDC	Cayman Islands
NeoPets Asia Pte. Ltd.	Singapore
Nickelodeon (Deutschland) GmbH & Co KG	Germany
Nickelodeon (Deutschland) Verwaltung GmbH	Germany
Nickelodeon Asia Holdings Pte. Limited	Singapore
Nickelodeon France S.A.S.	France
Nickelodeon Huggings U.K. Limited	United Kingdom
Nickelodeon India Pvt Ltd	India
Nickelodeon International Limited	United Kingdom
Nickelodeon Management Holdings Pte Ltd	Singapore
Nickelodeon Mauritius Ltd	Mauritius
Nickelodeon U.K. Limited	United Kingdom
N.V. Broadcasting (Canada) Inc.	Canada (Federal)
On Music Network Co Ltd.	Korea
Paramount British Pictures Limited	United Kingdom
Paramount Comedy Channel Espana SL	Spain
Paramount Home Entertainment (Australasia) Pty Limited	Australia
Paramount Home Entertainment (Brazil) Ltda	Brazil
Paramount Home Entertainment (Denmark) I/S	Denmark
Paramount Home Entertainment (Finland) Oy	Finland
Paramount Home Entertainment (France) S.A.S	France
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Japan) Ltd.	Japan
Paramount Home Entertainment (Korea) Ltd.	Korea
Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (New Zealand) Ltd.	New Zealand
Paramount Home Entertainment (Norway) ANS	Norway
Paramount Home Entertainment (Spain) S.L.	Spain
Paramount Home Entertainment (Sweden) AB	Sweden
Paramount Home Entertainment (UK)	United Kingdom
Paramount Home Entertainment B.V.	Netherlands
Paramount Home Entertainment International (Holdings) B.V.	Netherlands
Paramount Home Entertainment International B.V.	Netherlands

Paramount Home Entertainment International Limited	United Kingdom
Paramount International (Netherlands) B.V.	Netherlands
Paramount Latin America SRL	Argentina
Paramount Pictures Australia Pty. Limited	Australia
Paramount Pictures International Limited	United Kingdom
Paramount Pictures Corporation (Canada) Inc.	Canada (Ontario)
Paramount Pictures Entertainment Canada Inc.	Canada (Ontario)
Paramount Pictures International Limited (formerly Paramount Pay TV Limited)	United Kingdom
Paramount Pictures Louisiana Production Investments LLC	United Kingdom
Paramount Pictures International Limited	United Kingdom
Paramount Pictures Productions Australia Pty. Limited	Australia
Paramount UK Partnership (Paramount Comedy Channel UK)	United Kingdom
Perfect Score Films Inc.	Canada (British Columbia)
PF Films Inc.	Canada (Ontario)
PPC Film Management GmbH	Germany
Preview Investments BV	Netherlands
PT MTV Indonesia	Indonesia
Regional Asia Investment Venture Pte Ltd.	Mauritius
RR Films Inc.	Canada (Alberta)
S Media Vision AG	Switzerland
Servicios Para Empresas de Entretenimiento S de RL de CV	Mexico
Shockwave.com SarL	Switzerland
SKG Studios Canada Inc.	Canada (Ontario)
Smoker Films Inc.	Canada (Ontario)
The Box Holland BV	Netherlands
The Extreme Music Library (Ireland) Limited	Ireland
The Extreme Music Library Limited	United Kingdom
The Music Source Inc. (MTV Philippines)	Philippines
Timeline Films Inc.	Canada (Ontario)
TV on tour Veranstaltungs GmbH	Germany
TV Total Print Verlags GmbH	Germany
Paramount Picture Service (UK)	United Kingdom
PPG Holding 95 BV	Netherlands
Paramount Pictures UK	United Kingdom
Paramount Pictures (NZ)	New Zealand
Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil
Paramount Pictures Australia Pty.	Australia
Paramount Pictures Mexico S de RL	Mexico
Paramount Pictures France Sarl	France
Viacom (Deutschland) Beteiligungen GmbH	Germany
Viacom Acquisition KK	Japan
Viacom Brand Solutions Limited	United Kingdom
Viacom Canadian Holdings Inc.	Canada (Ontario)
Viacom Canadian Productions Holdings Inc.	Canada (Ontatio)
Viacom Global (Netherlands) B.V.	Netherlands

Viacom Global Limited	United Kingdom
Viacom Holdings Brasil Ltda	Brazil
Viacom International Japan KK	Japan
Viacom Limited	United Kingdom
Viacom Networks Brasil Ltda. (formerly known as Nickelodeon Brazil Ltda)	Brazil
Viacom Networks Italia Limited	United Kingdom
Viacom Overseas Holdings C.V.	Netherland Antilles
Viacom VHENO GmbH	Germany
Visionair Television B.V.	Netherlands
VIVA-connect GmbH	Germany
VIVA Fernsehen GmbH	Germany
VIVA Media Enterprises GmbH	Germany
VIVA Media GmbH	Germany
Viva Plus Fernsehen GmbH	Germany
VIVA TV Productions Sp.z.o.o.	Poland
VIVA Production SRL	Italy
VIVA Radio Beteiligungs GmbH	Germany
Wayfarer Media Limited	Cyprus
Westka Interactive GmbH i.L	Germany
Widow’s Broom Films Inc.	Canada (Ontario)
Worldwide MSP Limited	United Kingdom
Yalian Online Network Limited Company	China
Z+ Broadcasting Company Ltd	Hungary
Zarina 99 Vermöegensver-waltungsgesellschaft GmbH	Germany